                           MASTER ADMINISTRATOR REPORT

                 ----------------------------------------------

                              NAFCO AUTO TRUST - 1

                    For the August 20, 1996 Distribution Date

                       For period beginning on May 1, 1996
                 and ending on July 31, 1996 (the "Due Period")

                 ----------------------------------------------


     The undersigned, a duly authorized officer of NAFCO Inc., as Master Administrator (the "Master Administrator"), pursuant to Section 5.11 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of August 1, 1994, as amended, by and among NAFCO Auto Funding, L.P., as Seller, the Master Administrator, Electronic Data Systems Corporation, as Servicer and Bankers Trust Company, as Trustee, does hereby certify as follows:

     1. Capitalized terms used in this Master Administrator Report and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

     2. NAFCO Inc. is, as of the date hereof. the Master Administrator under the Pooling and Servicing Agreement.

     3.        The undersigned is a Officer of the Master Administrator.

     4.        The date of this Report is August 15, 1996.

     5.   Pool Factor.

          (a)  The Pool Factor with respect to
               April 30, 1996 was ...............................     0.48906560
                                                                      ----------

          (b)  The Pool Factor with respect to
               July 31, 1996 was ................................     0.40292514
                                                                      ----------

     6. Investor and Seller Certificate Principal Balance (beginning of Due Period).

          (a)  The Investor Certificate Principal
               Balance as of April 30, 1996
               (after giving effect to the disbursements
               in reduction of principal, if any,
               on the immediately preceding
               Distribution Date) was ........................... $ 5,007,542.72
                                                                  --------------

          (b)  The Seller Certificate Principal
               Balance as of April 30, 1996
               (after giving effect to the
               disbursements in reduction
               of principal, if any, on the
               immediately preceding Distribution
               Date) was ........................................ $   406,602.29
                                                                  --------------

     7.   Computation of the Available Subordination Amount.

          (a)  The Maximum Subordination Amount
               in respect of such Distribution
               Date is .......................................... $   831,078.15
                                                                  --------------

          (b)  The Cumulative Subordination
               Payments with respect to such
               Distribution Date is ............................. $      -0-
                                                                  --------------

          (c)  The Available Subordination Amount
               with respect to such Distribution
               Date [a - b] is .................................. $   831,078.15
                                                                  --------------

     8.   The Cash Reserve Account.

          (a)  The Required Cash Reserve Amount
               (assuming all withdrawals or deposits
               to be made with respect to the current
               Distribution Date are made) is ................... $   250,377.14
                                                                  --------------

          (b)  The Available Cash Reserve Amount
               available for deposit to the Collection
               Account on the related Deposit Date
               (prior to any withdrawals or deposits
               to be made with respect to the current
               Distribution Date are made) is ................... $   292,224.08
                                                                  --------------

          (c)  The amount to be deposited to
               (withdrawn from) the Available
               Cash Reserve Amount with respect
               to the current Distribution Date
               was .............................................. $  (41,846.94)
                                                                  --------------

          (d)  The Available Cash Reserve Amount
               available for deposit to the Collection
               Account on the related Deposit Date
               (after any withdrawals or deposits to
               be made with respect to the current
               Distribution Date are made) is ................... $   250,377.14
                                                                  --------------

     9.   Aggregate Monthly Servicing Fee.

          (a)  The aggregate Monthly Servicing Fee
               paid to the Servicer on the June 19,
               1996 Monthly Fee Date and the July 19,
               1996 Monthly Fee Date was ........................ $    34,211.72
                                                                  --------------

          (b)  The Monthly Servicing Fee owing
               to the Servicer on the related
               Distribution Date is ............................. $    24,308.47
                                                                  --------------

          (c)  The total Monthly Servicing Fee paid
               or payable to the Servicer in respect
               of such Due Period [a+b] is ...................... $    58,520.19
                                                                  --------------

     10.  Aggregate Monthly Subrogation Amount.

          (a)  The aggregate Monthly Subrogation
               Amount paid to the Master
               Administrator on the November 20, 1995
               Monthly Fee Date and the December 20,
               1995 Monthly Fee Date was ........................ $      -0-
                                                                  --------------

          (b)  The Monthly Subrogation Amount
               owing on the related Distribution
               Date is .......................................... $      -0-
                                                                  --------------

          (c)  The total Monthly Subrogation Amount
               paid or payable to the Master
               Administrator in respect of such
               Due Period [a+b] is .............................. $      -0-
                                                                  --------------

     11.  Aggregate Monthly Administrator Fee.

          (a)  The aggregate Monthly Administrator
               Fee paid to the Master Administrator
               on the June 19, 1996 Monthly
               Fee Date and the July 19, 1996
               Monthly Fee Date was ............................. $    10,768.66
                                                                  --------------

          (b)  The Monthly Administrator Fee owing
               on the related Distribution Date is .............. $     6,588.19
                                                                  --------------

          (c)  The total Monthly Administrator Fee
               paid or payable to the Master Administrator
               in respect of such Due Period [a+b] is ........... $    17,356.85
                                                                  --------------

     12.  Available Funds.

          (a)  The amount of Available Funds with
               respect to the related Due Period was ............ $ 1,151,810.91
                                                                  --------------

          (b)  The amount of Available Funds with
               respect to the immediately preceding
               Due Period that were retained in the
               Collection Account was ........................... $    39,328.44
                                                                  --------------

          (c)  Interest earned on and retained in the
               Collection Account for the Due Period
               and interest earned on the Cash Reserve
               Account for the Due Period and
               transferred to the Collection Account
               on the related Deposit Date was .................. $    12,834.75
                                                                  --------------

          (d)  Total distributable funds with
               respect to the related Due Period
               [a+b+c] was ...................................... $ 1,203,974.10
                                                                  --------------

          (e)  The amount of Available Funds used
               to purchase additional Auto Loans during
               the related Due Period was ....................... $      -0-
                                                                  --------------

          (f)  The amount of Available Funds and
               interest earned on the Collection Account
               and the Cash Reserve Account used to pay
               the Monthly Servicing Fee and the Monthly
               Administrator Fee on the June 19,
               1996 Monthly Fee Date and the July
               19, 1996 Monthly Fee Date was .................... $    44,980.38
                                                                  --------------

          (g)  The amount of Available Funds and
               interest earned on the Collection Account
               and the Cash Reserve Account remaining
               after the purchase of additional Auto
               Loans and the payment of the Monthly
               Servicing Fee and the Monthly
               Administrator Fee with respect to the
               related Due Period [d-e-f] is .................... $ 1,158,993.72
                                                                  --------------

     13. Disbursements to be made on the related Distribution Date. The Certificate Rate is 8.75%.

          (a)  The amount of the aggregate Monthly
               Servicing Fee to be paid to the
               Servicer on such Distribution Date
               is ............................................... $    24,308.47
                                                                  --------------

          (b)  The amount of the aggregate Monthly
               Subrogation Amount to be paid to the
               Master Administrator on such
               Distribution Date is ............................. $      -0-
                                                                  --------------

          (c)  The amount of the Monthly
               Administrator Fee to be paid to the
               Master Administrator on such
               Distribution Date is ............................. $     6,588.19
                                                                  --------------

          (d)  The amount of the aggregate
               distribution to be made on such
               Distribution Date which constitutes
               interest on the Investor Certificates
               at the Certificate Rate, including
               any Shortfall so allocable is .................... $   109,540.00
                                                                  --------------

          (e)  The amount of the aggregate
               distribution to be made on such
               Distribution Date which constitutes
               payments in reduction of principal
               with respect to the Investor
               Certificates is .................................. $   881,992.18
                                                                  --------------

          (f)  The total amount of the
               distribution to be made on such
               Distribution Date to the Investor
               Certificateholders [d+e] is ...................... $   991,532.18
                                                                  --------------

          (g)  The amount of the aggregate
               distribution to be made on such
               Distribution Date which constitutes
               interest on the Seller Certificate
               at the Certificate Rate is ....................... $     8,894.43
                                                                  --------------

          (h)  The amount of the aggregate
               distribution to be made on such
               Distribution Date which constitutes a
               reduction of principal with respect to
               the Seller Certificate is ........................ $    71,615.97
                                                                  --------------

          (i)  The amount to be deposited (withdrawn)
               from the Cash Reserve Account is ................. $  (41,846.94)
                                                                  --------------

          (j)  The amount to be retained in
               the Collection Account with the
               respect to the Partial Payment
               Amount is ........................................ $    33,971.59
                                                                  --------------

          (k)  The amount to be disbursed to
               the Seller Certificateholder
               (other than the amounts referred
               to in clauses (g) and (h)) is .................... $    63,929.83
                                                                  --------------

          (1)  The total amount of the
               distribution to be made to the
               Seller Certificateholders [g+h+k] is ............. $   144,440.23
                                                                  --------------

     14.  Investor and Seller Certificate Principal Balance (end of Due Period).

          (a)  The Investor Certificate Principal
               Balance as of July 31, 1996
               (after giving effect to the
               disbursements in reduction of
               principal, if any, made on the
               related Distribution Date) is .................... $ 4,125,550.54
                                                                  --------------

          (b)  The Seller Certificate Principal
               Balance as of July 31 1996
               (after giving effect to the
               disbursements in reduction
               of principal, if any, on the
               related Distribution Date) is .................... $   334,986.32
                                                                  --------------

     15.  Events of Administrator Termination.

          No event has occurred and is continuing which constitutes an Event of Administrator Termination or would constitute an Event of Administrator Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached Annex A.]

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this certificate this 15th day of August 1996.


                                        NAFCO INC.
                                          as Master Administrator



                                        By:  /s/Scott Drath
                                             -------------------------
                                        Name:  Scott Drath
                                        Title: Vice President

                                     ANNEX A
                                       TO
                MASTER ADMINISTRATOR REPORT DATED August 15, 1996


                       EVENT OF ADMINISTRATOR TERMINATION


                                      None

                                     ANNEX B
                                       TO
                           MASTER ADMINISTRATOR REPORT
                              DATED August 15, 1996


     In addition to the information required by items 4-16 of the Master Administrator Report the following information is to be included in the report delivered to Investor Certificateholders pursuant to Section 7.05 of the Pooling and Servicing Agreement:

     1.   Aggregate Principal Balance of the Auto Loans.

          As of July 31, 1996 [the close of business on the last day of the Due Period]

          Number of Days           Number of           Aggregate Principal
          Delinquent               Auto Loans          Balance of Auto Loans
          ----------               ----------          ---------------------
          current (0-29)                549                 $ 3,783,092
          30 -59                         50                     397,293
          60 - 89                        18                     119,826
          90 -120                         6                      47,275
          over 120                       98                     555,953
                                  ---------                 -----------
          Totals:                       721                 $ 4,903,438
                                  =========

          Aggregate Principal Balance of Defaulted
            Auto Loans at July 31, 1996                        (442.901)
                                                            -----------

          Aggregate Principal Balance allocable
            to Certificateholders                           $ 4,460,537
                                                            ===========

     2. Total Amounts Collected for the Due Period and Deposited into the Collection Account.

          (a)  The total amount of Payments collected on
               the Auto Loans and deposited into the
               Collection Account for the Due Period was ........ $   976,219.60
                                                                  --------------

          (b)  The total amount of Recoveries on Defaulted
               Auto Loans collected on the Auto Loans and
               deposited into the Collection Account for the
               for the Due Period was ........................... $   180,948.16
                                                                  --------------

          (c)  The total amounts collected on the Auto Loans
               and deposited into the Collection Account for the
               Due Period was ................................... $ 1,157,167.76
                                                                  --------------

     3.   Defaulted Auto Loans.

          Auto Loans that became Defaulted Auto Loans during the Due Period:

               Number of           Aggregate Principal
               Auto Loans          Balance of Auto Loans
               ----------          ---------------------
                   27                   $234,667.78

     4. The information specified in item 13(d) through (f) stated on the basis of $1 .000 Initial Principal Amount.
          The Certificate Rate is 8.75%.

          (a)  The amount of the aggregate distribution to
               be made on such Distribution Date which
               constitutes interest on the Investor Certificates
               at the Certificate Rate, including any
               Shortfall so allocable stated on the basis of
               $1,000 Initial Principal Amount is ...............    $ 10.698310
                                                                     -----------

          (b)  The amount of the aggregate distribution
               to be made on such Distribution Date which
               constitutes payments in reduction of principal
               with respect to the Investor Certificate on the
               basis of $1,000 Initial Principal Amount is ......    $ 86.140461
                                                                     -----------

          (c)  The total amount of the distribution to be
               made on such Distribution Date to the Investor
               Certificateholders on the basis of $1,000
               Initial Principal Amount is ......................    $ 96.838771
                                                                     -----------

                                 SERVICER REPORT

                               NAFCO AUTO TRUST -1


       FOR THE PERIOD BEGINNING AUGUST 1, 1996 AND ENDING AUGUST 31, 1996

--------------------------------------------------------------------------------

     The undersigned, a duly authorized representative of Electronic Data Systems Corporation as Servicer (the "Servicer"), pursuant to section 4.19 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of August 1, 1994 by and among NAFCO Auto Funding, LP., as Seller, NAFCO inc., as Master Administrator, the Servicer, and Bankers Trust Company ,as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Servicer Report (and not otherwise defined otherwise defined herein) shall have the respective meanings set forth in the Pooling and Servicing Agreement.

2. Electronic Data Systems Corporation is, as the date hereof, the Servicer under the Pooling and Servicing Agreement.

3.   The undersigned is an Officer of the Servicer.

4    This report is dated 9/12/96

4.1  Principal Reconciliation

                                                 Number of     Aggregate
                                                  Accounts    Prin Balance
                                                  --------    ------------
     Ending Balance 7/31/96                         643      $4,460,536.86
     Redeemed Repos this reporting period             0              $0.00
     Repurchase                                       0              $0.00
     Principal Payments                                       ($121,943.69)
     Prepayment of Principal                        -19        ($92,409.01)
     Forced Closed I Charge Off                       0            ($12.36)
     Insurance Proceeds                                         ($6,869.20)
     Net Aggregate Principal Balance of
       Defaulted Auto Loans during 8/96              -5        ($41,938.84)
                                                   ====      =============
          Ending Balance 8/31/96                    619      $4,197,363.76

4.12 Defaulted Principal Reconciliation

                                                 Number of     Aggregate
                                                  Accounts    Prin Balance
                                                  --------    ------------

     Ending Balance 7/31/96                          78        $442,900.90
     New Repossessions                                5        $ 41,938.84
     New Skips                                        0        $      0.00
     New Gaps                                         0        $      0.00
     Repos Redeemed During Reporting Period           0        $      0.00
     Recoveries on Defaulted Auto Loans              -6        $(79,543.08)
     Charge Off/ Forced Close                         0        $      0.00
     New Repo Prev Reported as Skip                   0        $      0.00
                                                     ==        ===========
     Ending Balance 8/31/96                          77        $405,296.66


Nafco Trust 1 8/96                 Page 1

5.   Aggregate Principal Balance of the Auto Loans

     a.   As of 7/31/96

       Number of Days         Number of           Aggregate Principal
         Delinquent          Auto Loans          Balance of Auto Loans
         ----------          ----------          ---------------------
      current (0 - 29)           549                    $3,783,091.94
          30 - 59                 50                    $  397,292.72
          60 - 89                 18                    $  119,825.62
          90-  119                 6                    $   47,274.85
          over 120                98                    $  555,952.63
                                 ---                    -------------
          Totals:                721                    $4,903,437.76**

     Aggregate Outstanding Principal Balance
     of Defaulted Auto Loans as of 7/31/96              $ (442,900.90)
                                                        -------------

     Aggregate Principal Pool Balance as of 7/31196
     (Net of Defaulted Auto Loans)                      $4,460,536.86
                                                        =============

     b.   As of 8/31/96

       Number of Days         Number of            Aggregate Principal
         Delinquent          Auto Loans           Balance of Auto Loans
         ----------          ----------           ---------------------
      current (0 - 29)           525                    $3,542,919.64
          30 - 59                 53                    $  402,221.02
          60 - 89                  6                    $   44,815.77
          90 - 119                15                    $   97,518.68
          over 120                97                    $  515,185.31
                                 ---                    -------------
          Totals:                696                    $4,602,660.42**

     Aggregate Outstanding Principal Balance
     of Defaulted Auto Loans as of 8/31/96              $(405,296.66)
                                                        -------------

     Aggregate Principal Pool Balance as of 8/31/96
     (Net of Defaulted Auto Loans)                      $4,197,363.76
                                                        =============



** The Aggregate Principal Balance shown in the above tables includes the Aggregate Outstanding Principal Balance of Defaulted Auto Loans.


Nafco Trust 1 8/96                 Page 2

6.   Defaulted Auto Loans

     a.   Auto Loans that became Defaulted Auto Loans during the Reporting
          Period.

         Number of                                      Aggregate Principal
         Auto Loans                                    Balance of Auto Loans
         ----------                                    ---------------------
             5           repossessions                     $41,938.84
             0           skip claims filed                 $     0.00
             0           gap claims filed                  $     0.00
             0           less: repos redeemed              $     0.00
             0           prev rptd skip now repo           $     0.00
             0           repurchase                        $     0.00
         ==========                                        ==========
             5           Totals                            $41,938.84


     b.   Outstanding Defaulted Auto Loans as of 8/31/96

         Number of                                      Aggregate Principal
         Auto Loans                                    Balance of Auto Loans
         ----------                                    ---------------------
             59          repossessions                    $305,967.83
             8           skip claims filed                $ 78,512.96
             7           gap claims filed                 $  4,370.99
             3           Repo Redeemed                    $ 16,444.88
                         from prior
                         reporting period
         ==========                                       ===========
             77          Totals                           $405,296.66

7.   Auto Loans with Modified Payment Schedules

     Auto Loans that have had their payment schedules modified in accordance with the provisions of Section 4.04(e) of the Pooling and Servicing Agreement during the Reporting Period

        Number of        Aggregate Principal
       Auto Loans       Balance of Auto Loans     Description of Modification
       ----------       ---------------------     ---------------------------
            1                 $11,151.58             Term Extended 1 Month


Nafco Trust 1 8/96                 Page 3

8.   Repurchased Auto Loans

     Information with respect to Repurchased Auto Loans during the Reporting Period.

                        Number of     Aggregate Principal        Aggregate
         Party          Auto Loans   Balance of Auto Loans    Repurchase Price
         -----          ----------   ---------------------    ----------------
     Seller                N/A
     Originator            N/A
     Master                N/A
     Servicer
                        ==========   =====================    ================
     Totals:                0                       $0.00              $0.00

9.   Recoveries

     Information with respect to Recoveries on Defaulted Auto Loans during the Reporting Period.

       Number of
     Defaulted Auto
     Loans on which
       there were                                     Aggregate Amount of
       Recoveries         Source of Recoveries            Recoveries
       ----------         --------------------            ----------
           4                  Proceeds from               $28,500.00
                           sale of collateral
          n/a                 Proceeds from               $51,406.77
                            insurance claims
          n/a                  Paid Ahead                 $    96.11

          n/a             Payments/ (Reversals            $ 2,978.11

           0                  Proceeds from               $     0.00
                               Repurchase
       ==========                                         ==========
           4                                              $82,980.99

10.  Repossession Information

                         Number of      Aggregate Principal     Aggregate Amount
         Action          Auto Loans    Balance of Auto Loans        Realized
         ------          ----------    ---------------------        --------

     Repossession              5            $41,938.84
     Disposed of after
     Repossession              4                                    $28,500.00
     Repossessions
     Redeemed                  0            $     0.00
                         ===========   =====================        ==========
     Totals:                   9            $41,938.84              $28,500.00


Nafco Trust 1 8/96                 Page 4

11.  Losses

     a.   The aggregate outstanding Principal Balance of Auto Loans written-off
          during the Reporting Period was..[includes $12.36 in force close] ..............  $     12.36
                                                                                            -----------

     b.   The aggregate amount of uninsured claims (without duplication to
          amounts referred to in clause a) during the Reporting Period was ...............  $      N/A
                                                                                            -----------

     c.   The total amount of the losses on the Auto Loans during the Reporting
          Period was .....................................................................  $     12.36
                                                                                            -----------

12.  Total Amount of Payments Collected during the Reporting Period and
     Deposited into the Collection Account

     a.   The aggregate portion of Payments collected on the Auto Loans allocable to Scheduled Payments* in Respect of Interest on the Auto
          Loans during the Reporting Period was ..........................................  $ 65,494.82
                                                                                            -----------

     b.   The aggregate portion of Payments collected on the Auto Loans allocable to Scheduled Payments in Respect of Principal on the Auto
          Loans during the Auto Loans during the Reporting Period was ...................   $121,943.69
                                                                                            -----------

     c.   The aggregate portion of Payments collected on the Auto Loans allocable to Prepayments' during the Reporting Period was ......................  $ 96,727.58
          [prin..$92,409.01 int.$4,318.55]
                                                                                            -----------

     d.   Insurance Proceeds received on Active Auto Loans ...............................  $  7,108.73
          [prin. $6,869.20 int. $239.53]
                                                                                            -----------

     e.   The aggregate portion of Payments collected on the Auto Loans allocable to .....  $ 82,980.99
          Defaulted Auto Loan proceeds during the Reporting Period was
          [prin. $79,543.08 int $3,437.91]
                                                                                            -----------

     f.   The total amount of Payments collected on the Auto Loans and the total deposited into the Collection Account during the Reporting Period (sum of
          a+b+c+d+e) was .................................................................  $374,255.79
                                                                                            -----------

     g.   Total Late Charges Received ....................................................  $  2,404.28
                                                                                            -----------

     h.   Excess Funds Recd. on Prev Paid Off Accounts ...................................  $    573.00
          108-003-11-0305-000109
                                                                                            -----------

     i.   Extension Fee on Precomputed Loans .............................................  $     86.77
                                                                                            -----------

     k.   Total Cash Received ............................................................  $377,319.84
                                                                                            ===========


Nafco Trust 1 8/96                 Page 5


13.  Amount and Computation of Monthly Servicing Fee.

     a.   The Reimbursable Servicer Expenses with respect to the calendar month immediately preceding the date of this Servicer Report was .....................  $  3,752.74
                                                                                            -----------

     b.   The Servicer Penalty Payments with respect to the period from and including the calendar month immediately preceding the date of this Servicer Report was ..  $  1,202.14
                                                                                            -----------

     c.   The Servicer Variable Amount with respect to the calendar month immediately preceding the date of this Servicer Report was .................................  $  1,840.35
                                                                                            -----------

     d.   The Monthly Servicing Fee owing to the Master Servicer with respect to the calendar month immediately preceding the date of this Servicer Report is
          [0.15% x the Aggregate Principal Balance of the Auto Loans at the end of the
          immediately preceding calendar month] ..........................................  $  6,903.99
                                                                                            -----------

     e.   The Monthly Servicing Fee, if any owing with respect to calendar months prior
          to the immediately preceding calendar month is .................................  $      0.00
                                                                                            -----------

     f.   The total amount owing to the Master Servicer on the next following Monthly
          Fee Date is ....................................................................  $ 13,800.22
                                                                                            -----------


Nafco Trust 1 8/96                 Page 6

4.   Events of Servicing Termination

     No event has occurred and is continuing which constitutes an Event of Servicing Termination or would constitute an Event of Servicing Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached Annex A].

15.  Attached Schedules

     Reference is made to the attached schedules that detail Insurance Claims filed and loan balance reports that detail monthly amortization of unearned interest on Actuarial and Precomputed loans and earned interest and interest accruals on Simple interest loans.


To the best of our knowledge all information contained on this Servicer Report and the attached schedules is accurate. In Witness Whereof, the undersigned has duly executed and delivered this certificate this day, September 12,1996.



                                        Electronic Data Systems Corporation
                                        as Servicer



                                        By   /s/ Joanne McGrath
                                             -------------------------------
                                             Joanne McGrath, Senior Manager
                                             Electronic Data Systems
                                             Corporation, CAMD


Nafco Trust 1 8/96                 Page 7

                                 SERVICER REPORT

                              NAFCO AUTO TRUST - 1

--------------------------------------------------------------------------------

    FOR THE PERIOD BEGINNING SEPTEMBER 1, 1996 AND ENDING SEPTEMBER 30, 1996


     The undersigned, a duly authorized representative of Electronic Data Systems Corporation as Servicer (the "Servicer"), pursuant to section 4.19 of the Amended and Restated Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of August 1,1994 by and among NAFCO Auto Funding, L.P., as Seller, NAFCO Inc., as Master Administrator, the Servicer, and Bankers Trust Company, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Servicer Report (and not otherwise defined otherwise defined herein) shall have the respective meanings set forth in the Pooling and Servicing Agreement.

2. Electronic Data Systems Corporation is, as the date hereof, the Servicer under the Pooling and Servicing Agreement.

3.   The undersigned is an Officer of the Servicer.

4.   This report is dated 10/11/96

4.1  Principal Reconciliation

                                         Number of
                                         Accounts        Aggregate Prin Balance
                                         --------        ----------------------
Ending Balance 8/31/96                     619                 $4,197,363.76
Redeemed Repos this reporting period         1                 $    8,206.51
Repurchase                                   0                 $        0.00
Principal Payments                                             $ (105,976.29)
Prepayment of Principal                    -16                 $  (63,715.93)
Forced Closed / Charge Off                   0                 $      (10.48)
Insurance Proceeds                                             $   (3,190.20)
Net Aggregate Principal Balance of
  Defaulted Auto Loans during 9/96          -7                 $  (66,116.88)
                                         ========        ======================
Ending Balance 9/30/96                     597                 $3,966,652.49

4.12 Defaulted Principal Reconciliation

                                         Number of
                                         Accounts        Aggregate Prin Balance
                                         --------        ----------------------
Ending Balance 8/31/96                      77                   $405,296.66
New Repossessions                            7                   $ 66,115.88
New Skips                                    0                   $      0.00
New Gaps                                     0                   $      0.00
Repos Redeemed During Reporting Period      -1                   $ (8,296.51)
Recoveries on Defaulted Auto Loans           2                   $ 60,878.96)
Charge Off/Forced Close                      1                   $ (3,061.86)
New Repo Prev Reported as Skip               0                   $      0.00
                                         ========        ======================
Ending Balance 9/30/96                      80                   $399,175.21


Nafco Trust 1 9/96                 Page 1

5.   Aggregate Principal Balance of the Auto Loans

     a.   As of 8/31/96

       Number of Days        Number of        Aggregate Principal Balance
         Delinquent          Auto Loans              of Auto Loans
         ----------          ----------              -------------
      current (0 - 29)           525                 $3,542,919.64
          30 - 59                 53                 $  402,221.02
          60 - 89                  6                 $   44,815.77
          90 - 119                15                 $   97,518.68
          over 120                97                 $  515,185.31
                             ----------              -------------
          Totals:                696                 $4,602,660.42**

     Aggregate Outstanding Principal Balance
     of Defaulted Auto Loans as of 8/31/96           $ (405,296.66)
                                                     -------------

     Aggregate Principal Pool Balance as of 8/31/96
     (Net of Defaulted Auto Loans)                   $4,197,363.76
                                                     =============

     b.   As of 9/30/96

       Number of Days        Number of        Aggregate Principal Balance
         Delinquent          Auto Loans              of Auto Loans
         ----------          ----------              -------------
      current (0 - 29)            500                $3,333,883.78
          30 - 59                 54                 $  394,065.73
          60 - 89                 12                 $   63,877.54
          90 - 119                 5                 $   44,856.48
          over 120               106                 $  629,144.17
                             ----------              -------------
          Totals:                677                 $4,365,827.70

     Aggregate Outstanding Principal Balance
     of Defaulted Auto Loans as of 9/30/96           $ (399,176.21)
                                                     -------------

     Aggregate Principal Pool Balance as of 9/30/96
     (Net of Defaulted Auto Loans)                   $3,966,652.49
                                                     =============


** The Aggregate Principal Balance shown in the above tables includes the Aggregate Outstanding Principal Balance of Defaulted Auto Loans.


Nafco Trust 1 9/96                 Page 2

6.   Defaulted Auto Loans

a.   Auto Loans that became Defaulted Auto Loans during the Reporting Period.

         Number of                                        Aggregate Principal
         Auto Loans                                      Balance of Auto Loans
         ----------                                      ---------------------
             7           repossessions                          $66,115.88
             0           skip claims filed                      $     0.00
             0           gap claims filed                       $     0.00
            -1           less: repos redeemed                   $(8,296.51)
             0           prev rptd skip now repo                $     0.00
             0           repurchase                             $     0.00
         ==========                                      =====================
             6             Totals                               $57,819.37

     b.   Outstanding Defaulted Auto Loans as of 9/30/96

         Number of                                        Aggregate Principal
         Auto Loans                                      Balance of Auto Loans
         ----------                                      ---------------------
             62          repossessions                         $301,430.28
              8          skip claims filed                     $ 78,512.96
              7          gap claims filed                      $  3,105.17
              3          Repo Redeemed                         $ 16,126.80
                         from prior reporting period
         ==========                                      =====================
             80            Totals                              $399,175.21

7.   Auto Loans with Modified Payment Schedules

     Auto Loans that have had their payment schedules modified in accordance with the provisions of Section 4.04 (e) of the Pooling and Servicing Agreement during the Reporting Period

    Number of            Aggregate Principal
    Auto Loans           Balance of Auto Loans      Description of Modification
    ----------           ---------------------      ---------------------------
        3                     $19,067.54               Term Extended 1 Month


Nafco Trust 1 9/96                 Page 3

8.   Repurchased Auto Loans

     Information with respect to Repurchased Auto Loans during the Reporting Period.

                        Number of     Aggregate Principal        Aggregate
         Party         Auto Loans    Balance of Auto Loans    Repurchase Price
         -----         ----------    ---------------------    ----------------
     Seller                N/A
     Originator            N/A
     Master
     Servicer              N/A
                       ==========    =====================    ================
     Totals:                0                       $0.00               $0.00

9.   Recoveries

Information with respect to Recoveries on Defaulted Auto Loans during the Reporting Period.

       Number of
     Defaulted Auto
     Loans on which
       there were                                     Aggregate Amount of
       Recoveries         Source of Recoveries            Recoveries
       ----------         --------------------            ----------
           11                 Proceeds from               $43,446.00
                           sale of collateral
          n/a                 Proceeds from               $16,404.70
                            insurance claims
          n/a                  Paid Ahead                 $  (458.01)

          n/a             Payments/ (Reversals            $ 2,495.42

           0                  Proceeds from               $     0.00
                               Repurchase
       ==========                                         ==========
           11                                             $61,888.11

10.  Repossession Information

                         Number of     Aggregate Principal      Aggregate Amount
         Action          Auto Loans    Balance of Auto Loans        Realized
         ------          ----------    ---------------------        --------
     Repossession              7           $66,115.88
     Disposed of after
     Repossession              11                                 $43,446.00
     Repossessions
     Redeemed                  1           $ 8,462.91
                         ==========    =====================      ==========
     Totals:                   19          $74,578.79             $43,446.00


Nafco Trust 1 9/96                 Page 4

11.  Losses

     a.   The aggregate outstanding Principal Balance of Auto Loans written-off during the Reporting Period was..[includes $10.48 in force close] .....................  $  3,072.34
                                                                                            -----------

     b.   The aggregate amount of uninsured claims (without duplication to amounts
          referred to in clause a) during the Reporting Period was .......................          N/A
                                                                                            -----------

     c.   The total amount of the losses on the Auto Loans during the Reporting Period was ............................................................................  $  3,072.34
                                                                                            -----------

12.  Total Amount of Payments Collected during the Reporting Period and
     Deposited into the Collection Account

     a.   The aggregate portion of Payments collected on the Auto Loans allocable to
          Scheduled Payments in Respect of Interest on the Auto Loans during the
          Reporting Period was ...........................................................  $ 56,591.48
                                                                                            -----------

     b.   The aggregate portion of Payments collected on the Auto Loans allocable to
          Scheduled Payments in Respect of Principal on the Auto Loans during the Auto
          Loans during the Reporting Period was ..........................................  $105,975.29
                                                                                            -----------

     c.   The aggregate portion of Payments collected on the Auto Loans allocable to
          Prepayments during the Reporting Period was ....................................  $ 66,510.13
          [prin..$63,715.93 int.  $2,794.20]
                                                                                            -----------

     d.   Insurance Proceeds received on Active Auto Loans ...............................  $  3,190.20
          [prin. $3,190.20 int. $0]
                                                                                            -----------

     e.   The aggregate portion of Payments collected on the Auto Loans allocable to
          Defaulted Auto Loan proceeds during the Reporting Period was ...................  $ 61,888.11
          [prin $60,878.96 int. $1,009.15]
                                                                                            -----------

     f.   The total amount of Payments collected on the Auto Loans and the total deposited into the Collection Account during the Reporting Period (sum of
          a+b+c+d+e) was .................................................................  $294,155.21
                                                                                            -----------

     g.   Total Late Charges Received ....................................................  $  2,667.80
                                                                                            -----------

     h.   Excess Funds Recd. on Prev Paid Off Accounts ...................................  $   (239.53)
          108-901-11-9935-324096                                                            -----------

     i.   Extension Fee on Precomputed Loans .............................................  $    134.38
                                                                                            -----------

     k.   Total Cash Received ............................................................  $296,717.86
                                                                                            ===========


Nafco Trust 1 9/96                 Page 5


13.  Amount and Computation of Monthly Servicing Fee.

     a.   The Reimbursable Servicer Expenses with respect to the calendar month immediately preceding the date of this Servicer Report was .....................  $ 11,320.53
                                                                                            -----------

     b.   The Servicer Penalty Payments with respect to the period from and including the calendar month immediately preceding the date of this Servicer Report was ..  $  1,333.90
                                                                                            -----------

     c.   The Servicer Variable Amount with respect to the calendar month immediately preceding the date of this Servicer Report was .................................  $  1,670.00
                                                                                            -----------

     d.   The Monthly Servicing Fee owing to the Master Servicer with respect to the calendar month immediately preceding the date of this Servicer Report is
          [0.15% x the Aggregate Principal Balance of the Auto Loans at the end of the
          immediately preceding calendar month] ..........................................  $  6,548.74
                                                                                            -----------

     e.   The Monthly Servicing Fee, if any, owing with respect to calendar months prior
          to the immediately preceding calendar month is .................................  $      0.00
                                                                                            -----------

     f.   The total amount owing to the Master Servicer on the next following Monthly
          Fee Date is ....................................................................  $ 20,873.17
                                                                                            -----------


Nafco Trust 1 9/96                 Page 6

14.  Events of Servicing Termination

     No event has occurred and is continuing which constitutes an Event of Servicing Termination or would constitute an Event of Servicing Termination but for the requirement that notice be given or time elapse or both [except as disclosed on the attached Annex A].

15.  Attached Schedules

     Reference is made to the attached schedules that detail Insurance Claims filed and loan balance reports that detail monthly amortization of unearned interest on Actuarial and Precomputed loans and earned interest and interest accruals on Simple interest loans.

To the best of our knowledge all information contained on this Servicer Report and the attached schedules is accurate. In Witness Whereof, the undersigned has duly executed and delivered this certificate this day, October 11, 1996.



                                        Electronic Data Systems Corporation
                                        as Servicer




                                        By   /s/ Joanne McGrath
                                             -------------------------------
                                             Joanne McGrath, Senior Manager
                                             Electronic Data Systems
                                             Corporation, CAMD


Nafco Trust 1 9/96                 Page 7